LEASES	9 Months Ended
Sep. 30, 2021
Leases
LEASES

NOTE G – LEASES

The Company leases facilities and office equipment under various operating leases, which generally are expected to be renewed or replaced by other leases. For the nine-month periods ended September 30, 2021 and 2020, operating lease expense totaled $83,888 and $115,363, respectively. For the three-month periods ended September 30, 2021 and 2020, operating lease expense totaled $25,710 and $24,474, respectively.

The weighted average remaining lease term is 1.80 years and weighted average discount rate is 5.5% as of September 30, 2021.

Future minimum lease payments as of September 30, 2021 are as follows:

Minimum Lease Payments
2021	$18,915
2022	12,815
2023	2,875
Total minimum lease payments	34,605
Less: imputed interest	(1,532)
Present value of minimum lease payments	$33,073
Less: current portion of lease obligation	18,915
Long-term lease obligation	$14,158